UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2003

MEDIA ARTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24294	77-0354410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Lightpost Way, Morgan Hill, California,		95037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 201-5000

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

(c)                                      Exhibits.

Exhibit No.	Description
99.1	Press Release of Media Arts Group, Inc. dated July 30, 2003

ITEM 12.                                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2003, Media Arts Group, Inc. (“Media Arts”) is issuing a press release and holding a conference call regarding its financial results for the second quarter of fiscal 2003 ended June 30, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2003	MEDIA ARTS GROUP, INC.

	By:	/s/ Herbert D. Montgomery
Herbert D. Montgomery
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Media Arts Group, Inc. dated July 30, 2003